[CONFORMED COPY]







                           PENNSYLVANIA POWER COMPANY

                                       to

                                 CITIBANK, N.A.,
                                           As Trustee






                           Thirty-seventh Supplemental
                                    Indenture

                        Providing among other things for

                              FIRST MORTGAGE BONDS

                         6-5/8% Series of 1993 Due 2004

                                       and

                         7-5/8% Series of 1993 Due 2023






                            Dated as of July 1, 1993

            THIRTY-SEVENTH SUPPLEMENTAL INDENTURE, dated as of July 1, 1993, made and entered into by and between PENNSYLVANIA POWER COMPANY, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, with its principal place of business in New Castle, Lawrence County, Pennsylvania (hereinafter sometimes referred to as the "Company") and CITIBANK, N.A., a national banking association incorporated and existing under the laws of the United States of America, with its principal office in the Borough of Manhattan, The City, County and State of New York (hereinafter sometimes referred to as the "Trustee"), as trustee under the Indenture dated as of November 1, 1945 between the Company and CITIBANK, N.A. (successor to The First National City Bank of New York), as trustee, as supplemented and amended by Supplemental Indentures between the Company and the Trustee, dated as of May 1, 1948, as of March 1, 1950, as of February 1, 1952, as of October 1, 1957, as of September 1, 1962, as of June 1, 1963, as of June 1, 1969, as of May 1, 1970, as of April 1, 1971, as of October 1, 1971, as of May 1, 1972, as of December 1, 1974, as of October 1, 1975, as of September 1, 1976, as of April 15, 1978, as of June 28, 1979, as of January 1, 1980, as of June 1, 1981, as of January 14, 1982, as of August 1, 1982, as of December 15, 1982, as of December 1, 1983, as of September 6, 1984, as of December 1, 1984, as of May 30, 1985, as of October 29, 1985, as of August 1, 1987, as of May 1, 1988, as of November 1, 1989, as of
December 1, 1990, as of September 1, 1991, as of May 1, 1992, as of July 15, 1992, as of August 1, 1992, and as of May 1, 1993 (said Indenture as so supplemented and amended, and as hereby supplemented and amended, being hereinafter sometimes referred to as the "Indenture");

            WHEREAS, the Company and the Trustee have executed and delivered the Indenture for the purpose of securing an issue of bonds of the First Series described therein and such additional bonds as may from time to time be issued under and in accordance with the terms of the Indenture, the aggregate principal amount of bonds to be secured thereby being not limited, and the Indenture fully describes and sets forth the property conveyed thereby and is filed with the Secretary of the Commonwealth of Pennsylvania and the Secretary of State of the State of Ohio and will be of record in the office of the recorder of deeds of each county in the Commonwealth of Pennsylvania and the State of Ohio in which this Thirty-seventh Supplemental Indenture is to be recorded and is on file at the corporate trust office of the Trustee, above referred to; and

            WHEREAS the Indenture provides for the issuance of bonds thereunder in one or more series and the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create two such series of bonds under the Indenture, one such series to be designated as "First Mortgage Bonds, 6-5/8% Series of 1993 due 2004" (hereinafter sometimes referred to as the "Thirty-Fifth Series"), and one such series to be designated as "First Mortgage Bonds, 7-5/8% Series of 1993 due 2023" (hereinafter sometimes referred to as the "Thirty-Sixth Series") the bonds of each series are to bear interest at their respective annual rates designated in the respective titles thereof and are to mature on January 1 and July 1, respectively, in the year stated in their respective titles.

            AND WHEREAS each of the bonds of the Thirty-Fifth
Series and each of the bonds of the Thirty-Sixth Series and the Trustee's Authentication Certificate thereon are to be substantially in the following respective forms, to wit:


                     FORM OF BOND OF THE THIRTY-FIFTH SERIES

                                     [FACE]

                           PENNSYLVANIA POWER COMPANY

               First Mortgage Bond, 6-5/8% Series of 1993 due 2004


$                                                                   No.

            Pennsylvania Power Company, a Pennsylvania corporation (hereinafter called the "Company"), for value received, hereby promises to pay to _____________ or registered assigns, the principal sum of $_______ on January 1, 2004, and to pay the registered holder hereof interest on said sum from the latest semiannual interest payment date to which interest has been paid on the bonds of this series preceding the date hereof, unless the date hereof be an interest payment date to which interest is being paid, in which case from the date hereof or unless the date hereof is prior to January 1, 1994, in which case from July 1, 1993 (or if this bond is dated between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then from the interest payment date next preceding the date of such bond to which interest has been paid on bonds of this series, or, if the Company shall be in default with respect to the interest due on January 1, 1994, then from July 1, 1993), at the rate, until the principal hereof shall have become due and payable, of 6-5/8 per centum per annum, payable on January 1, 1994 and on each January 1 and July 1 thereafter. The principal of and the premium, if any, and interest on this bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City, County and State of New York, designated for that purpose, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

            The interest so payable on any interest payment date will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the December 15 or June 15, as the case may be, next preceding such interest payment date, or if such December 15 or June 15, shall be a legal holiday or a day on which the banking institutions in the Borough of Manhattan, The City, County and State of New York, are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

            The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

            This bond shall not be valid or become obligatory for any propose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the certificate hereon.


            IN WITNESS WHEREOF, PENNSYLVANIA POWER COMPANY has caused this bond to be executed in its name by its President or one of its Vice Presidents by his or her signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof.

Dated,


                                     PENNSYLVANIA POWER COMPANY



                                     By .......................
                                                 President

Attest:



.........................
        Secretary

                  FORM OF TRUSTEE'S AUTHENTICATION CERTIFICATE
                      TRUSTEE'S AUTHENTICATION CERTIFICATE


This bond is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.


                                     CITIBANK, N.A.
                                           AS TRUSTEE,



                                     By ........................
                                           Authorized Officer

                     FORM OF BOND OF THE THIRTY-FIFTH SERIES

                                    [REVERSE]

                           PENNSYLVANIA POWER COMPANY

               First Mortgage Bond, 6-5/8% Series of 1993 due 2004


            This bond is one of the bonds issued and to be issued from time to time under and in accordance with and all secured by an indenture of mortgage or deed of trust dated as of November 1, 1945, and indentures supplemental thereto, given by the Company to Citibank, N.A. (successor to The First National Bank of the City of New York), as trustee (hereinafter referred to as the "Trustee"), to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the "Indenture") reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of the bonds and coupons and of the Trustee and of the Company in respect of such security, and the limitations on such rights. By the terms of the Indenture, the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest, terms of redemption and in other respects as in the Indenture provided.

            The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company's interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty per centum in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and the rights of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of the holder hereof which will (a) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof or reduce any premium payable on the redemption hereof, or (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (c) reduce the percentage of the principal amount of the bonds upon the approval or consent of the holders of which modifications or alterations may be made as aforesaid.

            Bonds of this series are not redeemable prior to their maturity.

            In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture.

            No recourse shall be had for the payment of the principal of or premium, if any, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, or otherwise, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

            The bonds of this series are issuable only as registered bonds without coupons in denominations of $1,000 and authorized multiples thereof. This bond is transferable by the registered holder hereof, in person or by attorney duly authorized, at the corporate trust office of the Trustee, in the Borough of Manhattan, The City, County and State of New York, or at such other place or places as the Company may designate by resolution of the Board of Directors, but only in the manner and upon the conditions prescribed in the Indenture, upon the surrender and cancellation of this bond and the payment of charges for transfer, and upon any such transfer a new registered bond or bonds, without coupons, of the same series and maturity date and for the same aggregate principal amount, in authorized denominations, will be issued to the transferee in exchange herefor. The Company, the Trustee and any agent designated to make transfers or exchanges of bonds of this series may deem and treat the person in whose name this bond is registered as the absolute owner for all purposes including the purpose of the receipt of payment. Registered bonds of this series shall be exchangeable at said corporate trust office of the Trustee, or at such other place or places as the Company may designate by resolution of the Board of Directors, for registered bonds of other authorized denominations having the same aggregate principal amount, in the manner and upon the conditions prescribed in the Indenture. Neither the Company nor the Trustee nor any other agent designated for such propose shall be required to make transfers or exchanges of bonds of this series during the period between any interest payment date for such series and the record date next preceding such interest payment date. Notwithstanding any provisions of the Indenture, no charge shall be made upon any transfer or exchange of Bonds of this series other than for any tax or taxes or other governmental charge required to be paid by the Company.

            Bonds of this series are to be issued initially under a book-entry only system and, except as hereinafter provided, registered in the name of the Depository Trust Company, New York,

New York ("DTC") or its nominee, which shall be considered the holder of all of the bonds of this series for all purposes of the Indenture, including, without limitation, payment by the Company of principal and interest on such bonds of this series and receipt of notices and exercise of rights of holders of such bonds of this series. There shall be a single bond of this series which shall be immobilized in the custody of DTC with the owners of book entry interests in bonds of this series ("Book Entry Interests") having no right to receive bonds of this series in the form of physical securities or certificates. Ownership of Book-Entry Interests shall be shown by book entry on the system maintained and operated by DTC, its participants (the "Participants") and certain persons acting through the Participants. Transfers of ownership of Book-Entry Interests are to be made only by DTC and the Participants by that book entry system, the Company and the Trustee having no responsibility therefor so long as bonds of this series are registered in the name of DTC or its nominee. DTC is to maintain records of the positions of Participants are to maintain records of the purchasers and owners of Book-Entry Interests. If DTC or its nominee determines not to continue to act as a depository for the bonds of this series in connection with a book-entry only system, another depository, if available, may act, instead and the single bond of this series will be transferred into the name of such other depository or its nominee, in which case the above provisions will continue to apply but to the new depository. If the book-entry only system for bonds of this series is discontinued for any reason upon surrender and cancellation of the single bond of this series registered in the name of the then depository or its nominee, new registered bonds of this series will be issued in authorized denominations to the holders of Book-Entry Interests in principal amounts coinciding with the amounts of such Book-Entry Interests shown on the book-entry only system immediately prior to the discontinuance thereof. Neither the Trustee nor the Company shall be responsible for the accuracy of the interests shown on that system.

                [END OF FORM OF BOND OF THE THIRTY-FIFTH SERIES]

                     FORM OF BOND OF THE THIRTY-SIXTH SERIES

                                     [FACE]

                           PENNSYLVANIA POWER COMPANY

               First Mortgage Bond, 7-5/8% Series of 1993 due 2023


$                                                                   No.

            Pennsylvania Power Company, a Pennsylvania corporation (hereinafter called the "Company"), for value received, hereby promises to pay to _____________ or registered assigns, the principal sum of $_______ on July 1, 2023, and to pay the registered holder hereof interest on said sum from the latest semiannual interest payment date to which interest has been paid on the bonds of this series preceding the date hereof, unless the date hereof be an interest payment date to which interest is being paid, in which case from the date hereof or unless the date hereof is prior to January 1, 1994, in which case from July 1, 1993 (or if this bond is dated between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then from the interest payment date next preceding the date of such bond to which interest has been paid on bonds of this series, or, if the Company shall be in default with respect to the interest due on January 1, 1994, then from July 1, 1993), at the rate, until the principal hereof shall have become due and payable, of 7-5/8 per centum per annum, payable on January 1, 1994 and on each January 1 and July 1 thereafter. The principal of and the premium, if any, and interest on this bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City, County and State of New York, designated for that purpose, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

            The interest so payable on any interest payment date will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the December 15 or June 15, as the case may be, next preceding such interest payment date, or if such December 15 or June 15 shall be a legal holiday or a day on which the banking institutions in the Borough of Manhattan, The City, County and State of New York, are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

            The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

            This bond shall not be valid or become obligatory for any propose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the certificate hereon.


            IN WITNESS WHEREOF, PENNSYLVANIA POWER COMPANY has caused this bond to be executed in its name by its President or one of its Vice Presidents by his or her signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof.

Dated,


                                     PENNSYLVANIA POWER COMPANY



                                     By .......................
                                                 President

Attest:



.........................
        Secretary

                  FORM OF TRUSTEE'S AUTHENTICATION CERTIFICATE
                      TRUSTEE'S AUTHENTICATION CERTIFICATE


This bond is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.


                                     CITIBANK, N.A.
                                           AS TRUSTEE,



                                     By ........................
                                           Authorized Officer

                     FORM OF BOND OF THE THIRTY-SIXTH SERIES

                                    [REVERSE]

                           PENNSYLVANIA POWER COMPANY

               First Mortgage Bond, 7-5/8% Series of 1993 due 2023


            This bond is one of the bonds issued and to be issued from time to time under and in accordance with and all secured by an indenture of mortgage or deed of trust dated as of November 1, 1945, and indentures supplemental thereto, given by the Company to Citibank, N.A. (successor to The First National Bank of the City of New York), as trustee (hereinafter referred to as the "Trustee"), to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the "Indenture") reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of the bonds and coupons and of the Trustee and of the Company in respect of such security, and the limitations on such rights. By the terms of the Indenture, the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest, terms of redemption and in other respects as in the Indenture provided.

            The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company's interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty per centum in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and the rights of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of the holder hereof which will (a) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof or reduce any premium payable on the redemption hereof, or (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (c) reduce the percentage of the principal amount of the bonds upon the approval or consent of the holders of which modifications or alterations may be made as aforesaid.

            The bonds of the Thirty-Sixth Series will not be redeemable prior to July 1, 2003. Thereafter, upon notice given by mailing the same, postage prepaid, at least thirty days and not more than forty-five days prior to the date fixed for redemption, to each registered holder of a bond to be redeemed, in whole or in part, at the last address of such holder appearing on the registry books, any or all of the bonds of the Thirty-Sixth Series may be redeemed by the Company, at its option, or by operation of various provisions of the Indenture, at any time and from time to time by the payment of (a) if redeemed otherwise than by the operation of the sinking and improvement fund or the maintenance and replacement provisions of the Indenture, a regular redemption price equal to the principal amount thereof and accrued interest thereon to the date fixed for redemption, together with a premium equal to a percentage of the principal amount thereof determined as set forth in the tabulation below under the heading "Regular Redemption Premium" or (b) if redeemed by the use of cash deposited pursuant to the sinking and improvement fund or the maintenance and replacement provisions of the Indenture or by the use of proceeds of released property, as more fully set forth in the Indenture, a special redemption price equal to the principal amount thereof and accrued interest thereon to the date fixed for redemption:

        (If redeemed during the 12 month period ended June 30 of the year stated)



      Year                             Regular Redemption Premium
      2004                                        3.32%
      2005                                        2.98
      2006                                        2.65
      2007                                        2.32
      2008                                        1.99
      2009                                        1.66
      2010                                        1.33
      2011                                        0.99
      2012                                        0.66
      2013                                        0.33
2014 and thereafter                               0.00

            In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture.

            No recourse shall be had for the payment of the principal of or premium, if any, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, or otherwise, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

            The bonds of this series are issuable only as registered bonds without coupons in denominations of $1,000 and authorized multiples thereof. This bond is transferable by the registered holder hereof, in person or by attorney duly authorized, at the corporate trust office of the Trustee, in the Borough of Manhattan, The City, County and State of New York, or at such other place or places as the Company may designate by resolution of the Board of Directors, but only in the manner and upon the conditions prescribed in the Indenture, upon the surrender and cancellation of this bond and the payment of charges for transfer, and upon any such transfer a new registered bond or bonds, without coupons, of the same series and maturity date and for the same aggregate principal amount, in authorized denominations, will be issued to the transferee in exchange herefor. The Company, the Trustee and any agent designated to make transfers or exchanges of bonds of this series may deem and treat the person in whose name this bond is registered as the absolute owner for all purposes including the purpose of the receipt of payment. Registered bonds of this series shall be exchangeable at said corporate trust office of the Trustee, or at such other place or places as the Company may designate by resolution of the Board of Directors, for registered bonds of other authorized denominations having the same aggregate principal amount, in the manner and upon the conditions prescribed in the Indenture. Neither the Company nor the Trustee nor any other agent designated for such propose shall be required to make transfers or exchanges of bonds of this series during the period between any interest payment date for such series and the record date next preceding such interest payment date. Notwithstanding any provisions of the Indenture, no charge shall be made upon any transfer or exchange of Bonds of this series other than for any tax or taxes or other governmental charge required to be paid by the Company.

            Bonds of this series are to be issued initially under a book-entry only system and, except as hereinafter provided, registered in the name of the Depository Trust Company, New York, New York ("DTC") or its nominee, which shall be considered the holder of all of the bonds of this series for all purposes of the Indenture, including, without limitation, payment by the Company of principal and interest on such bonds of this series and receipt of notices and exercise of rights of holders of such bonds of this series. There shall be a single bond of this series which shall be immobilized in the custody of DTC with the owners of book entry interests in bonds of this series ("Book

Entry Interests") having no right to receive bonds of this series in the form of physical securities or certificates. Ownership of Book-Entry Interests shall be shown by book entry on the system maintained and operated by DTC, its participants (the "Participants") and certain persons acting through the Participants. Transfers of ownership of Book-Entry Interests are to be made only by DTC and the Participants by that book entry system, the Company and the Trustee having no responsibility therefor so long as bonds of this series are registered in the name of DTC or its nominee. DTC is to maintain records of the positions of Participants are to maintain records of the purchasers and owners of Book-Entry Interests. If DTC or its nominee determines not to continue to act as a depository for the bonds of this series in connection with a book-entry only system, another depository, if available, may act, instead and the single bond of this series will be transferred into the name of such other depository or its nominee, in which case the above provisions will continue to apply but to the new depository. If the book-entry only system for bonds of this series is discontinued for any reason upon surrender and cancellation of the single bond of this series registered in the name of the then depository or its nominee, new registered bonds of this series will be issued in authorized denominations to the holders of Book-Entry Interests in principal amounts coinciding with the amounts of such Book-Entry Interests shown on the book-entry only system immediately prior to the discontinuance thereof. Neither the Trustee nor the Company shall be responsible for the accuracy of the interests shown on that system.

                [END OF FORM OF BOND OF THE THIRTY-SIXTH SERIES]

             AND WHEREAS all acts and things necessary to make the bonds of the Thirty-Fifth Series and the bonds of the Thirty-Sixth Series, when authenticated by the Trustee and issued as in the Indenture provided, the valid, binding and legal obligations of the Company, and to constitute the Indenture a valid, binding and legal instrument for the security thereof, have been done and performed, and the creation, execution and delivery of the Indenture and the creation, execution and issue of the bonds of the Thirty-Fifth Series and the bonds of the Thirty-Sixth Series subject to the terms hereof and of the Indenture, have in all respects been duly authorized;

            NOW THEREFORE, in consideration of the premises, and of the acceptance and purchase by holders thereof of the bonds of the Thirty-Fifth Series and the bonds of the Thirty-Sixth Series issued and to be issued under the Indenture, and the sum of One Dollar duly paid by the Trustee to the Company, and of other good and valuable considerations, the receipt of which is hereby acknowledged, and for the purpose of securing the due and punctual payment of the principal of and premium, if any, and interest on all bonds now outstanding under the Indenture and the $20,000,000 principal amount of bonds of the Thirty-Fifth Series and the $40,000,000 principal amount of bonds of the Thirty-Sixth

Series proposed presently to be issued and all other bonds which shall be issued under the Indenture, and for the purpose of securing the faithful performance and observance of all covenants and conditions therein and in any supplemental indenture set forth, the Company has given, granted, bargained, sold, released, transferred, assigned, hypothecated, pledged, mortgaged, confirmed, created a security interest in, set over, warranted, aliened and conveyed and by these presents does give, grant, bargain, sell, release, transfer, assign, hypothecate, pledge, mortgage, confirm, create a security interest in, set over, warrant, alien and convey unto Citibank, N.A., as Trustee as provided in the Indenture, and its successor or successors in the trust thereby and hereby created and to its or their assigns forever, all the right, title and interest of the Company in and to the property described in Schedule A (which is identified by the signature of an officer of each party hereto at the end thereof) hereto annexed and hereby made a part hereof, together (subject to the provisions of Article X of the Indenture) with the tolls, rents, revenues, issues, earnings, income, products and profits thereof, and does hereby confirm that the Company will not cause or consent to a partition, whether voluntary or through legal proceedings, of property, whether herein described or heretofore or hereafter acquired, in which its ownership shall be as a tenant in common except as permitted by and in conformity with the provisions of the Indenture and particularly of said
Article X thereof.

            TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the premises, property, franchises and rights, or any thereof, referred to in Schedule A, annexed hereto with the reversion and reversions, remainder and remainders and (subject to the provisions of Article X of the Indenture) the tolls, rents, revenues, issues, earnings, income, products and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to such premises, property, franchises and rights and every part and parcel thereof described in the aforesaid Schedule A, subject to "excepted encumbrances" of the original Indenture.

            TO HAVE AND TO HOLD all said premises, property, franchises and rights hereby conveyed, assigned, pledged, or mortgaged, or intended so to be, unto the Trustee, its successor or successors in trust, and their assigns forever.

            BUT IN TRUST, NEVERTHELESS, with power of sale, for the equal and proportionate benefit and security of the holders of all bonds now or hereafter authenticated and delivered under the Indenture, and interest coupons appurtenant thereto, pursuant to the provisions thereof, and for the enforcement of the payment of said bonds and coupons when payable and the performance of and compliance with the covenants and conditions of the Indenture, without any preference, distinction or priority as to lien or otherwise of any bond or bonds over others by reason of the difference in time of the actual authentication, delivery, issue, sale or negotiation thereof or for any other reason whatsoever, except as otherwise expressly provided in the Indenture; and so that each and every bond now or hereafter authenticated and delivered thereunder shall have the same lien, and so that the principal of and premium, if any, and interest on every such bond, shall subject to the terms of the Indenture, be equally and proportionately secured thereby and hereby, as if it had been made, executed, authenticated, delivered, sold and negotiated simultaneously with the execution and delivery of the Indenture.

            AND IT IS EXPRESSLY DECLARED that all bonds authenticated and delivered and secured thereunder and hereunder are to be issued, authenticated and delivered, and all said premises, property, franchises and rights hereby and by the Indenture conveyed, assigned, pledged or mortgaged, or intended so to be (including all the right, title and interest of the Company in and to any and all premises, property, franchises and rights of every kind and description, real, personal and mixed, tangible and intangible, thereafter acquired by the Company and whether or not specifically described in the Indenture, except any therein expressly excepted), are to be dealt with and disposed of, under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes in the Indenture expressed, and it is hereby agreed as follows:

            Section 1. There are hereby created two series of bonds, one such series designated 6-5/8% Series of 1993 due 2004, which shall also bear the descriptive title "First Mortgage Bond" (said bonds being sometimes herein referred to as the "bonds of the Thirty-Fifth Series"), and one such Series designated 7-5/8% Series of 1993 due 2023, which shall also bear the descriptive title "First Mortgage Bond" (said bonds being sometimes herein referred to as the "bonds of the Thirty-Sixth Series") and the form of each such series shall be substantially as hereinbefore set forth. Bonds of the Thirty-Fifth Series shall mature on January 1, 2004, and bonds of the Thirty-Sixth Series shall mature on July 1, 2023. (Collectively herein the bonds of the Thirty-Fifth Series and the bonds of the Thirty-Sixth Series are sometimes referred to as the "bonds of the Thirty-Fifth and Thirty-Sixth Series"). The bonds of the Thirty-Fifth and Thirty-Sixth Series may be issued only as registered bonds without coupons in denominations of $1,000 or such multiples thereof as the Board of Directors shall approve, and delivery to the Trustee for authentication shall be conclusive evidence of such approval. The serial numbers of bonds of the Thirty-Fifth and Thirty-Sixth Series shall be such as may be approved by any officer of the Company, the execution thereof by any such officer, by facsimile signature or otherwise, to be conclusive evidence of such approval. Bonds of the Thirty-Fifth Series and bonds of the Thirty-Sixth Series shall bear interest at the rate, until the principal thereof shall have become due and payable, of 6-5/8% per annum and 7-5/8% per annum, respectively, payable semiannually on January 1, 1994 and on each July 1 and January 1 thereafter, the principal of and the premium, if any, and the interest on said bonds shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts at the office or agency of the Company in the Borough of Manhattan, The City, County and State of New York, designated for that purpose.

            Except as provided in this Section 1, bonds of the Thirty-Fifth and Thirty-Sixth Series shall be dated and bear interest as provided in Section 2.03 of the Indenture; provided, however, that, so long as there is no existing default in the payment of interest on said bonds, any bond of the Thirty-Fifth and Thirty-Sixth Series authenticated by the Trustee between an interest payment date for bonds of such Series and the record date, as hereinbelow defined, for such interest payment date shall bear interest from such interest payment date and the holder of any such bond shall not be entitled to payment of interest on such interest payment date and shall have no claim against the Company with respect thereto; provided, further, that if and to the extent the Company, shall default in the payment of the interest due on such interest payment date, then such bond shall bear interest from the interest payment date next preceding the date of such bond, to which interest has been paid, or, if the Company shall be in default with respect to the interest due January 1, 1994, then from July 1, 1993.

            Bonds of the Thirty-Fifth Series are not redeemable prior to their maturity.

            The bonds of the Thirty-Sixth Series will not be redeemable prior to July 1, 2003. Thereafter, upon notice given by mailing the same, postage prepaid, at least thirty days and not more than forty-five days prior to the date fixed for redemption, to each registered holder of a bond to be redeemed, in whole or in part, at the last address of such holder appearing on the registry books, any or all of the bonds of the Thirty-Sixth Series may be redeemed by the Company, at its option, or by operation of various provisions of the Indenture, at any time and from time to time by the payment of (a) if redeemed otherwise than by the operation of the sinking and improvement fund or the maintenance and replacement provisions of the Indenture, a regular redemption price equal to the principal amount thereof and accrued interest thereon to the date fixed for redemption, together with a premium equal to a percentage of the principal amount thereof determined as set forth in the tabulation below under the heading "Regular Redemption Premium" or (b) if redeemed by the use of cash deposited pursuant to the sinking and improvement fund or the maintenance and replacement provisions of the Indenture or by the use of proceeds of released property, as more fully set forth in the Indenture, a special redemption price equal to the principal amount thereof and accrued interest thereon to the date fixed for redemption:

        (If redeemed during the 12 month period ended June 30 of the year stated)


            Year                     Regular Redemption Premium
            2004                              3.32%
            2005                              2.98
            2006                              2.65
            2007                              2.32
            2008                              1.99
            2009                              1.66
            2010                              1.33
            2011                              0.99
            2012                              0.66
            2013                              0.33
     2014 and thereafter                      0.00

            The person in whose name any bond of the Thirty-Fifth Series or Thirty-Sixth Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such registered bond upon any transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such bond (or any bond or bonds) issued, directly or after immediate transactions, upon transfer or exchange or in substitution thereof) is registered on a subsequent record date for such payment established as hereinafter provided. A subsequent record date may be established by the Company by notice mailed to the registered holders of binds not less than ten days preceding such subsequent record date, which shall be not less than five nor more than thirty days prior to the subsequent interest payment date. The term "record date" as used in this Section with respect to any regular interest payment date shall mean the December 15 or June 15, as the case may be, next preceding such interest payment date, or, if such December 15 or June 15 shall be a legal holiday or a day on which the banking institutions in the Borough of Manhattan, The City, County and State of New York, are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

            SECTION 2. The Company covenants and agrees that the provisions of Section 3 of the Fifth Supplemental Indenture dated as of September 1, 1962, which are to remain in effect so long as any bonds of the Sixth Series shall be outstanding under the Indenture, shall remain in full force and effect so long as any bonds of the Thirty-Fifth Series or bonds of the Thirty-Sixth Series shall be outstanding under the Indenture.

            SECTION 3. The Company covenants and agrees that the provisions of Section 3 of the Nineteenth Supplemental Indenture dated as of January 14, 1982, which are to remain in effect so long as any bonds of the Twentieth Series shall be outstanding under the Indenture, shall remain in full force and effect so long as any bonds of the Thirty-Fifth Series or bonds of the Thirty-Sixth Series shall be outstanding under the Indenture.

            SECTION 4.  As supplemented and amended by this
Supplemental Indenture, the Indenture is in all respects ratified and confirmed, and the Indenture and this Supplemental Indenture shall be read, taken and construed as one and the same instrument.

            SECTION 5. Nothing in this Supplemental Indenture contained shall, or shall be construed to, confer upon any person other than a holder of bonds issued under the Indenture, the Company and the Trustee any right or interest to avail himself of any benefit under any provision of the Indenture or of this Supplemental Indenture.

            SECTION 6. The Trustee assumes no responsibility for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

            SECTION 7. This Supplemental Indenture may be executed in several counterparts and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

            PENNSYLVANIA POWER COMPANY hereby constitutes and appoints Robert P. Wushinske to be its attorney for it and in its name as and for its corporate act and deed to acknowledge this Supplemental Indenture before any person having authority to take such acknowledgment, to the intent that the same may be duly recorded.

            CITIBANK, N.A. hereby constitutes and appoints R. T. Kirchner to be its attorney for it and in its name as and for its corporate act and deed to acknowledge this Supplemental Indenture before any person having authority to take such acknowledgment, to the intent that the same may be duly recorded.

            IN WITNESS WHEREOF, PENNSYLVANIA POWER COMPANY has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by its President or a Vice President, and its corporate seal to be attested by its Secretary or an Assistant Secretary for and on its behalf, in the city of New Castle, County of Lawrence and Commonwealth of Pennsylvania and CITIBANK, N.A., in token of its acceptance of the trust, has caused its corporate name to be hereunto affixed, and this instrument to be signed by a Vice President and its corporate seal to be affixed and attested by one of its Assistant Vice Presidents in the City of New York, County of New York and State of New York, all as of the day and year first above written.


                                           PENNSYLVANIA POWER COMPANY



                                     By:  Robert P. Wushinske
                                        -----------------------
                                          Robert P. Wushinske
                                          Vice President
ATTEST:



By:  J. R. Edgerly
   ---------------------------
     J. R. Edgerly
     Secretary
                                                                          [Seal]
Signed, sealed and delivered by
PENNSYLVANIA POWER COMPANY
in the presence of:



        F. A. Fazzone
- ------------------------------
        F. A. Fazzone


        R. Scilla
- ------------------------------
        R. Scilla

                                           CITIBANK, N.A.
                                           as Trustee as aforesaid,



                                     By: R. T. Kirchner
                                        ----------------------
                                         R. T. Kirchner
                                         Vice President

ATTEST:



By:   Carol Ng
   ---------------------------
      Carol Ng
      Assistant Vice President
                                                                          [Seal]
Signed, sealed and delivered by
CITIBANK, N.A.
in the presence of:



          J. Berger
- ------------------------------
          J. Berger


          Annie McNair
- ------------------------------
          Annie McNair

COMMONWEALTH OF PENNSYLVANIA         )
                                     : ss.:
COUNTY OF LAWRENCE                   )


            BE IT REMEMBERED that, on the 12th day of July, 1993, before me, the undersigned, a Notary Public in said County of Lawrence, Commonwealth of Pennsylvania, personally appeared J. R. Edgerly, who being duly sworn according to law, doth depose and say that he was personally present and did see the common or corporate seal of the above named PENNSYLVANIA POWER COMPANY affixed to the foregoing Supplemental Indenture; that the seal so affixed is the common or corporate seal of the said Pennsylvania Power Company and was so affixed by the authority of the said corporation as the act and deed thereof; that the above named Robert P. Wushinske is a Vice President of said corporation and did sign the said Supplemental Indenture as such in the presence of this deponent; that this deponent is the Secretary of Pennsylvania Power Company, and that the name of this deponent above signed in attestation of the due execution of the said Supplemental Indenture is in this deponent's own proper handwriting.

            Sworn to and subscribed before me this 12th day of July, 1993.

                                               J. R. Edgerly
                                           ----------------------
[SEAL]
                                             Sylvia M. Rashid
                                           ----------------------

                                               NOTARIAL SEAL
                                     SYLVIA M. RASHID, Notary Public
                                       New Castle, Lawrence Co., PA
                                 My Commission Expires March 11, 1997

COMMONWEALTH OF PENNSYLVANIA         )
                                     : ss.:
COUNTY OF LAWRENCE                   )


            I HEREBY CERTIFY that, on this 12th day of July, 1993, before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared Robert P. Wushinske, the attorney for PENNSYLVANIA POWER COMPANY, and the attorney named in the foregoing Supplemental Indenture and, by virtue and in pursuance of the authority therein conferred upon him, acknowledged the said Supplemental Indenture to be the act and deed of said Pennsylvania Power Company.

            WITNESS my hand and notarial seal the day and year aforesaid.

[SEAL]
                                             Sylvia M. Rashid
                                           ----------------------

                                               NOTARIAL SEAL
                                     SYLVIA M. RASHID, Notary Public
                                       New Castle, Lawrence Co., PA
                                  My Commission Expires March 11, 1997

COMMONWEALTH OF PENNSYLVANIA         )
                                     : ss.:
COUNTY OF LAWRENCE                   )


            On the 12th day of July, 1993, before me, personally came Robert P. Wushinske, to me known, who, being by me duly sworn, did depose and say that he resides at R.D. 2, Means Road, New Wilmington, Pennsylvania 16142; that he is a Vice President of PENNSYLVANIA POWER COMPANY, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

            WITNESS my hand and notarial seal the day and year aforesaid.

[SEAL]
                                              Sylvia M. Rashid
                                           ----------------------

                                               NOTARIAL SEAL
                                     SYLVIA M. RASHID, Notary Public
                                       New Castle, Lawrence Co., PA
                                  My Commission Expires March 11, 1997

STATE OF NEW YORK              )
                               :  ss.:
COUNTY OF NEW YORK             )

            BE IT REMEMBERED that, on the 13 day of July, 1993, before me, the undersigned, a Notary Public in said County of New York, State of New York, personally appeared Carol Ng, who being duly sworn according to law, doth depose and say that she was personally present and did see the common or corporate seal of the above named CITIBANK, N.A. affixed to the foregoing Supplemental Indenture; that the seal so affixed is the common or corporate seal of the said CITIBANK, N.A. and was so affixed by the authority of the said association as the act and deed thereof; that the above named R.T. Kirchner is one of the Vice Presidents of said association and did sign the said Supplemental Indenture as such in the presence of this deponent; that this deponent is an Assistant Vice President of said CITIBANK, N.A., and that the name of this deponent above signed in attestation of the due execution of the said Supplemental Indenture is in this deponent's own proper handwriting.

            Sworn to and subscribed before me this 13 day of July, 1993.

                                                 Carol Ng
                                           ----------------------
- -
[SEAL]
                                            Peter M. Pavlyshin
                                           ----------------------
                                             PETER M. PAVLYSHIN
                                     Notary Public, State of New York
                                                 No. 41-4991297
                                        Qualified in Queens County
                                Certificate Filed in New York County
                                 Commission Expires January 27, 1994

STATE OF NEW YORK        )
                         )  ss.:
COUNTY OF NEW YORK       )


            I HEREBY CERTIFY that, on this 13 day of July, 1993, before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared R. T. Kirchner, the attorney for CITIBANK, N.A., and the attorney named in the foregoing Supplemental Indenture and, by virtue and in pursuance of the authority therein conferred upon him, acknowledged the execution of said Supplemental Indenture to be the act and deed of said CITIBANK, N.A.

            WITNESS my hand and notarial seal the day and year aforesaid.

                                             Peter M. Pavlyshin
                                           ----------------------
                                             PETER M. PAVLYSHIN
                                     Notary Public, State of New York
[SEAL]                                           No. 41-4991297
                                        Qualified in Queens County
                                Certificate Filed in New York County
                                 Commission Expires January 27, 1994


STATE OF NEW YORK        )
                         )  ss.:
COUNTY OF NEW YORK       )


            On the 13 day of July, 1993, before me, personally came
R. T. Kirchner, to me known, who being by me duly sworn, did depose and say that he resides at 65-24 79th Place, Middle
Village, New York; that he is a Vice President of CITIBANK, N.A., one of the parties described in and which executed the above instrument; that he knows the seal of said association; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said association, and that he signed his name thereto by like authority.

            WITNESS my hand and notarial seal the day and year aforesaid.

                                             Peter M. Pavlyshin
                                           ---------------------
                                             PETER M. PAVLYSHIN
                                     Notary Public, State of New York
[SEAL]                                           No. 41-4991297
                                        Qualified in Queens County
                                Certificate Filed in New York County
                                 Commission Expires January 27, 1994

            Citibank, N.A. hereby certifies that its precise name and address as Trustee hereunder are:

                                                 CITIBANK, N.A.
                                                 111 Wall Street
                                                 Borough of Manhattan
                                                 City, County and State
                                                   of New York  10043

                                                 CITIBANK, N.A.

                                              By   R. T. Kirchner
                                                   --------------

                                                   R. T. Kirchner
                                                   Vice President

                                   SCHEDULE A

                  Detailed Description of Additional Properties


TRANSMISSION LINE

            Y-10 Tap to Campbell
              Substation             69,000 volts             6.8 miles

DISTRIBUTION SUBSTATION

            138,000 X 69,000 - 13.090Y/7,560 X 8,720Y/5,040 volt,
20 Mva mobile substation.

OTHER REAL PROPERTY

            Parcel of land containing 0.487 acres, located in Shippingport, Beaver County, Pennsylvania, recorded in Beaver
County Deed Book 1504, page 298, on September 22, 1992.

            Parcel of land containing 0.229 acres, located in West Shenango Township, Crawford County, Pennsylvania, recorded in
Crawford County Deed Book 184, Page 108, on March 9, 1993.




                                               Signed for identification



                                               J. R. Edgerly
                                               -----------------
                                               J. R. Edgerly
                                               Secretary
                                               PENNSYLVANIA POWER COMPANY



                                               R. T. Kirchner
                                               ------------------
                                               R. T. Kirchner
                                               Vice President
                                               CITIBANK, N.A.